Exhibit 10.1

EXECUTION VERSION

MYERS INDUSTRIES, INC.

FIRST AMENDMENT

Dated as of July 21, 2015

to the

NOTE PURCHASE AGREEMENT

Dated as of OCTOBER 22, 2013

Re: $40,000,000 4.67% SENIOR NOTES, SERIES A, DUE JANUARY 15, 2021

$11,000,000 5.25% SENIOR NOTES, SERIES B, DUE JANUARY 15, 2024

$29,000,000 5.30% SENIOR NOTES, SERIES C, DUE JANUARY 15, 2024

AND

$20,000,000 5.45% SENIOR NOTES, SERIES D, DUE JANUARY 15, 2026

Myers Industries, Inc.

FIRST AMENDMENT TO THE NOTE PURCHASE AGREEMENT

THIS FIRST AMENDMENT dated as of July 21, 2015 (the or this “First Amendment”) to the Note Purchase Agreement dated as of October 22, 2013 is between MYERS INDUSTRIES, INC., an Ohio corporation (the “Company”), the Subsidiary Guarantors party hereto and each of the institutions which is a signatory to this First Amendment (collectively, the “Noteholders”).

R E C I T A L S:

A. The Company and each of the Noteholders have heretofore entered into the Note Purchase Agreement dated as of October 22, 2013 (the “Note Purchase Agreement”). Pursuant to the Note Purchase Agreement, the Company has heretofore issued (i) $40,000,000 of the Company’s 4.67% Senior Notes, Series A, due January 15, 2021 (the “Series A Notes”), (ii) $11,000,000 of the Company’s 5.25% Senior Notes, Series B, due January 15, 2024 (the “Series B Notes”), (iii) $29,000,000 of the Company’s 5.30% Senior Notes, Series C, due January 15, 2024 (the “Series C Notes’) and (iv) $20,000,000 of the Company’s 5.45% Senior Notes, Series D, due January 15, 2026 (the “Series D Notes”; together with the Series A Notes, the Series B Notes and the Series C Notes, the “Notes”). The Noteholders are the holders of 100% of the outstanding principal amount of the Notes as required by Section 17.1 of the Note Purchase Agreement.

B. The Company and the Noteholders now desire to amend the Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

D. All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1.	AMENDMENTS.

Section 1.1. Effective as of November 1, 2014, Section 8.8(f) of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows:

“(f) Certain Definitions. “Change in Control” shall mean (i) a majority of the members of the Board of Directors of the Company shall not be Continuing Directors; or (ii) any Person including a “group” (within the meaning of Sections 13(d) and 14(d)(2) of the

Securities Exchange Act of 1934, as amended) which includes such Person, shall purchase or otherwise acquire, directly or indirectly, beneficial ownership of Voting Stock of the Company and, as a result of such purchase or acquisition, any such Person (together with its Affiliates), shall directly or indirectly beneficially own in the aggregate Voting Stock representing more than 30% of the combined voting power of the Company’s Voting Stock.”

Section 1.2. Section 10.7 of the Note Purchase Agreement shall be and is hereby amended by replacing the phrase “within 18 months” with the phrase “within 18 months (starting 9 months prior to such sale and ending 9 months after such sale)” in the first paragraph thereof.

SECTION 2.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Section 2.1. To induce the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), the Company represents and warrants to the Noteholders that:

(a) this First Amendment has been duly authorized, executed and delivered by it and this First Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(b) the Note Purchase Agreement, as amended by this First Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Company enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(c) the execution, delivery and performance by the Company of this First Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or the Company’s certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon the Company or (3) any provision of any material indenture, agreement or other instrument to which the Company is a party or by which its properties or assets are or may be bound, including, without limitation, the Material Credit Facility, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(c);

(d) neither the Company nor any of its Affiliates, in connection with amending the terms of the change of control provisions in any agreement evidencing indebtedness or security of the Company or any Affiliate, has paid or agreed to pay any fees or other consideration, or given any additional security or collateral, or shortened the maturity or average life of any indebtedness or permanently reduced any borrowing capacity, in each case, in favor of or for the benefit of any holders of such indebtedness or security of the Company or any Affiliate;

(e) all Subsidiary Guarantors and all Pledgors have agreed to this First Amendment and are parties hereto;

(f) after giving effect to this First Amendment, no lender or holder of securities of the Company has rights in connection with a change of control that are more favorable to such lender or holder than the rights of the holders of the Notes; and

(g) as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing.

SECTION 3.	CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.

Section 3.1. This First Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

(a) executed counterparts of this First Amendment, duly executed by the Company and the holders of 100% of the outstanding principal of the Notes, shall have been delivered to the Noteholders;

(c) the Noteholders shall have a copy of the Second Amendment to the Fourth Amended and Restated Loan Agreement dated as of May 19, 2015, between the Company, the foreign subsidiary borrowers party thereto, the lenders party thereto and JP Morgan Chase Bank, N.A., which is attached hereto as Exhibit A;

(d) the representations and warranties of the Company set forth in Section 2 hereof are true and correct on and with respect to the date hereof; and

(e) the fees and expenses of Chapman and Cutler, LLP, counsel to the Noteholders, shall have been paid by the Company, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment.

Upon receipt of all of the foregoing, this First Amendment shall become effective.

SECTION 4.	MISCELLANEOUS.

Section 4.1. This First Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

Section 4.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Purchase Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

Section 4.3. The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 4.4. This First Amendment shall be governed by and construed in accordance with the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit or require the application of the laws of a jurisdiction other than such State.

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Myers Industries, Inc.

Section 4.5. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement. The undersigned also confirms and ratifies all obligations it has under all Financing Agreements.

MYERS INDUSTRIES, INC.

By	/s/ Greggory W. Branning
Its Senior Vice President, Chief Financial Officer and Secretary

Myers Industries, Inc.

This Agreement is hereby accepted and agreed to as of the date hereof.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

	By:	/s/ Jason Boe
Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
PRUDENTIAL ARIZONA REINSURANCE UNIVERSAL COMPANY
PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY

By: Prudential Investment Management, Inc. (as Investment Manager)

	By:	/s/ Jason Boe
Vice President

PAR U HARTFORD LIFE & ANNUITY COMFORT TRUST

By: Prudential Arizona Reinsurance Universal Company, Inc. (as Grantor)

By: Prudential Investment Management, Inc. (as Investment Manager)

	By:	/s/ Jason Boe
Vice President

PHYSICIANS MUTUAL INSURANCE COMPANY
BCBSM, INC. DBA BLUE CROSS AND BLUE SHIELD OF MINNESOTA
ZURICH AMERICAN INSURANCE COMPANY

By: Prudential Private Placement Investors, L.P. (as Investment Advisor)

By: Prudential Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ Jason Boe
Vice President

Myers Industries, Inc.

This Agreement is hereby accepted and agreed to as of the date thereof.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

	By:	CIGNA Investments, Inc. (authorized agent)

		By	/s/ Elisabeth V. Piker
			Name:	Elisabeth V. Piker
			Title:	Managing Director

LIFE INSURANCE COMPANY OF NORTH AMERICA

	By:	CIGNA Investments, Inc. (authorized agent)

		By	/s/ Elisabeth V. Piker
			Name:	Elisabeth V. Piker
			Title:	Managing Director

CIGNA HEALTH AND LIFE INSURANCE COMPANY

	By:	CIGNA Investments, Inc. (authorized agent)

		By	/s/ Elisabeth V. Piker
			Name:	Elisabeth V. Piker
			Title:	Managing Director

Myers Industries, Inc.

This Agreement is hereby accepted and agreed to as of the date thereof.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

	By	/s/ Brian Keating
		Name:	Brian Keating
		Title:	Managing Director

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

	By	/s/ Brian Keating
		Name:	Brian Keating
		Title:	Managing Director

Myers Industries, Inc.

This Agreement is hereby accepted and agreed to as of the date thereof.

AMERICAN FAMILY LIFE INSURANCE COMPANY

	By:	/s/ David L. Voge
		Name:	David L. Voge
		Title:	Fixed Income Portfolio Manager

Myers Industries, Inc.

Each of the undersigned approve and agree to the foregoing and confirm and ratify all obligations under all Financing Agreements to which it is a party as of the date first written above:

BUCKHORN INC.

By:	/s/ Greggory W. Branning
Name:
Title:

AMERI-KART CORP.

By:	/s/ Greggory W. Branning
Name:
Title:

PATCH RUBBER COMPANY

By:	/s/ Greggory W. Branning
Name:
Title:

MYERS TIRE SUPPLY DISTRIBUTION, INC.

By:	/s/ Greggory W. Branning
Name:
Title:

Myers Industries, Inc.

Each of the undersigned approve and agree to the foregoing and confirm and ratify all obligations under all Financing Agreements to which it is a party as of the date first written above:

SCEPTER US HOLDING COMPANY

By:	/s/ Greggory W. Branning
Name:
Title:

AMERI-KART (MI) CORP.

By:	/s/ Greggory W. Branning
Name:
Title: